Supplement to the
Fidelity® Cash Management Funds
Treasury Fund -
Advisor B Class and Advisor C Class
December 29, 2001
As Revised
April 11, 2002
Prospectus

The following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 5.

Annual class operating expenses (paid from class assets)

	Class B	Class C
Management fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	1.00%	1.00%
Other expenses	0.26%	0.26%
Total annual class operating expensesA,B	1.51%	1.51%

A Effective January 1, 2000, FMR has voluntarily agreed to reimburse Class B and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed 1.45%. These arrangements may be discontinued by FMR at any time.

B In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Class B and Class C of the fund and/or the fund's distributor may waive all or a portion of the 12b-1 fees of Class B and Class C of the fund. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Class B and Class C of the fund will be able to avoid a negative yield.

DMFB/DMFC-02-03 November 12, 2002
1.480136.109

The following information replaces similar information found under the heading "Buying Shares" in the "Buying and Selling Shares" section on page 11.

Phone

To Open an Account

  Exchange from the same class of a Fidelity Advisor fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from the same class of a Fidelity Advisor fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Use Fidelity Advisor Money LineSM to transfer from your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

The following information replaces similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 13.

Phone
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Advisor Money Line to transfer to your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Exchange to the same class of a Fidelity Advisor fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

The following information supplements the information found under the heading "Other Features" in the "Account Features and Policies" section on page 17.

Fidelity Advisor Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Fidelity Advisor Money Line feature before using it. Complete the appropriate section on the application and then call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  Maximum transaction: $100,000

Effective September 19, 2002, the following information replaces similar information found in the "Fund Distribution" section on page 21.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Effective September 19, 2002, the following information supplements the information found in the "Fund Distribution" section beginning on page 21.

The Class B or Class C CDSC will not apply to the redemption of shares:

6. (Applicable to Class C only) From an intermediary-sponsored managed account program.

Effective September 19, 2002, the following information replaces similar information found in the "Fund Distribution" section on page 23.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of the Class C 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the Class C 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.